                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)           August 16, 1999


                             AIMCO Properties, L.P.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                         0-24497                 84-1275621
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation or                 File Number)         Identification No.)
      organization)


  1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
  -----------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code            (303) 757-8101


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5.      OTHER EVENTS.

         On August 16, 1999, AIMCO Properties, L.P. entered into a new secured $300 million revolving credit facility (the "New Credit Facility") with a syndicate of banks led by Bank of America, BankBoston, N.A., and First Union National Bank. The New Credit Facility includes a swing line of up to $30 million. AIMCO Properties, L.P. is the borrower under the New Credit Facility, but all obligations thereunder are guaranteed by Apartment Investment and Management Company ("AIMCO") and certain of its subsidiaries. The obligations under the New Credit Facility are secured by certain assets of AIMCO Properties, L.P. The annual interest rate under the New Credit Facility is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 2.05% and 2.55%, in the case of LIBOR-based loans, and between 0.55% and 1.05%, in the case of base rate loans, based upon a fixed charge coverage ratio. The New Credit Facility expires on July 31, 2001 unless extended at the discretion of AIMCO Properties, L.P., at which time the revolving facility would be converted into a term loan for up to two successive one-year periods. The financial covenants contained in the New Credit Facility require AIMCO to maintain a ratio of debt to gross asset value of no more than
0.55 to 1.0, a ratio of total obligations (debt plus preferred stock) to gross asset value of no more than 0.65 to 1.0, and an interest coverage ratio of 2.25 to 1.0, and a fixed charge coverage ratio of at least 1.7 to 1.0 through September 31, 1999 and 1.75 to 1.0 thereafter. In addition, the New Credit Facility limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and contains other financial covenants.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

             The following exhibits are filed with this report:

             Exhibit Number         Description
             --------------         -----------
             10.1                   Credit Agreement (Secured Revolving Credit
                                    Facility), dated as of August 16, 1999,
                                    among AIMCO Properties, L.P., Bank of
                                    America, Bank Boston, N.A., and First Union
                                    National Bank. (Exhibit 10.1 to AIMCO's
                                    Current Report on Form 8-K, dated September
                                    7, 1999, is incorporated herein by this
                                    reference.)

             10.2                   Borrower Pledge Agreement, dated as of
                                    August 16, 1999, between AIMCO Properties,
                                    L.P. and Bank of America. (Exhibit 10.2 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)

             10.3                   Form of Committed Loan Note, issued by AIMCO
                                    Properties, L.P., to Bank of America,
                                    BankBoston, N.A., and First Union National
                                    Bank. (Exhibit 10.3 to AIMCO's Current
                                    Report on Form 8-K, dated September 7, 1999, is incorporated herein by this reference.)

             10.4                   Form of Swing Line Note, issued by AIMCO
                                    Properties, L.P. to Bank of America,
                                    BankBoston, N.A., and First Union National
                                    Bank. (Exhibit 10.4 to AIMCO's Current
                                    Report on


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
                                    Form 8-K, dated September 7, 1999, is
                                    incorporated herein by this reference.)

             10.5                   Form of Payment Guaranty, by Apartment
                                    Investment and Management Company, AIMCO/NHP
                                    Holdings, Inc., NHP A&R Services, Inc., and
                                    NHP Management Company. (Exhibit 10.5 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)

             10.6                   Form of Payment Guaranty of Non-Preferred
                                    Stock Subsidiaries. (Exhibit 10.6 to AIMCO's
                                    Current Report on Form 8-K, dated September
                                    7, 1999, is incorporated herein by this
                                    reference.)


             10.7                   Form of Intra-Company Subordination
                                    Agreement, by and among AIMCO Properties, L.P., Bank of America, BankBoston, N.A., and
                                    First Union National Bank. (Exhibit 10.7 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 7, 1999
                                       AIMCO PROPERTIES, L.P.

                                       By: AIMCO-GP, Inc.
                                       its General Partner

                                       By:  /s/Patrick J. Foye
                                            ------------------------------------
                                            Executive Vice-President


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                                  EXHIBIT INDEX


             EXHIBIT NUMBER         DESCRIPTION
             --------------         -----------
             10.1                   Credit Agreement (Secured Revolving Credit
                                    Facility), dated as of August 16, 1999,
                                    among AIMCO Properties, L.P., Bank of
                                    America, Bank Boston, N.A., and First Union
                                    National Bank. (Exhibit 10.1 to AIMCO's
                                    Current Report on Form 8-K, dated September
                                    7, 1999, is incorporated herein by this
                                    reference.)

             10.2                   Borrower Pledge Agreement, dated as of
                                    August 16, 1999, between AIMCO Properties,
                                    L.P. and Bank of America. (Exhibit 10.2 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)

             10.3                   Form of Committed Loan Note, issued by AIMCO
                                    Properties, L.P., to Bank of America,
                                    BankBoston, N.A., and First Union National
                                    Bank. (Exhibit 10.3 to AIMCO's Current
                                    Report on Form 8-K, dated September 7, 1999, is incorporated herein by this reference.)

             10.4                   Form of Swing Line Note, issued by AIMCO
                                    Properties, L.P. to Bank of America,
                                    BankBoston, N.A., and First Union National
                                    Bank. (Exhibit 10.4 to AIMCO's Current
                                    Report on  Form 8-K, dated September 7,
                                    1999, is incorporated herein by this
                                    reference.)

             10.5                   Form of Payment Guaranty, by Apartment
                                    Investment and Management Company, AIMCO/NHP
                                    Holdings, Inc., NHP A&R Services, Inc., and
                                    NHP Management Company. (Exhibit 10.5 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)

             10.6                   Form of Payment Guaranty of Non-Preferred
                                    Stock Subsidiaries. (Exhibit 10.6 to AIMCO's
                                    Current Report on Form 8-K, dated September
                                    7, 1999, is incorporated herein by this
                                    reference.)


             10.7                   Form of Intra-Company Subordination
                                    Agreement, by and among AIMCO Properties, L.P., Bank of America, BankBoston, N.A., and
                                    First Union National Bank. (Exhibit 10.7 to
                                    AIMCO's Current Report on Form 8-K, dated
                                    September 7, 1999, is incorporated herein by this reference.)

--------------------

     Certain schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.


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